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                                                                EXHIBIT 10(C)

                 AMENDMENT NO. 2 TO CREDIT AGREEMENT AND WAIVER

     This Amendment (this "Amendment") is entered into as of July 30, 1999 by and among White Mountains Insurance Group, Inc., a Delaware corporation, formerly known as Fund American Enterprises Holdings, Inc., (the "Borrower"), The First National Bank of Chicago, individually and as agent ("Agent"), and the other financial institutions signatory hereto (the "Lenders").

                                    RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain $35,000,000 Second Amended and Restated Credit Agreement dated as of February 24, 1999 (as amended, the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. AMENDMENT TO CREDIT AGREEMENT. Upon the Effective Date (as defined below), the Credit Agreement shall be amended as follows:

               (a) ARTICLE I is amended by deleting the definitions of "Borrower" and "Unfunded Liability" and replacing each in its entirety to read as follows:

               "`Borrower' means White Mountains Insurance Group, Inc., a Delaware corporation, formerly known as Fund American Enterprises Holdings, Inc., and its successors and assigns"

               "`Unfunded Liability' means the amount (if any) by which the present value of all vested and unvested accrued benefits under a Single Employer Plan exceeds the fair market value of assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans and valued on a basis consistent with that used to prepare the Borrower's annual audited financial statements."

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               (b) SECTION 5.10 is amended by deleting the first sentence in such section and replacing it in its entirety to read as follows:

          "Except as disclosed on SCHEDULE 5.10 or as otherwise disclosed by the Borrower in writing to the Lenders, neither the Borrower nor any other member of the Controlled Group maintains any Single Employer Plans, and no Single Employer Plan has any Unfunded Liability."

               (c) SECTION 6.22(b) is amended by deleting the second reference contained therein to the dollar amount of "$500,000" and replacing it with a reference to the dollar amount of "$1,000,000".

               (d) SCHEDULE 5.10 is amended in its entirety and replaced with
     SCHEDULE 5.10 attached hereto.

          2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:

               (a) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

               (b) After giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof; and

               (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

          3. EFFECTIVE DATE. This Amendment shall become effective upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders); provided that SECTION 1 hereof shall not become effective until the date (the "Effective Date") when the following additional conditions have also been satisfied:

               (a) a certificate, executed by the Secretary or Assistant Secretary of the Borrower, certifying (i) an attached copy of the Borrower's Board of Directors' resolutions authorizing and directing any changes to the Borrower's Articles of Incorporation to effect a change in its corporate name and (ii) that there have been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws or certificate of incumbency of the Borrower delivered to the Agent on February 24, 1999, or attached copies of such amendments, supplements or modifications; and

               (b) such other documents as the Agent, any Lender or their counsel may have reasonably requested.

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     In the event the Effective Date has not occurred on or before July 31,
     1999, SECTION 1 hereof shall not become operative and shall be of no force or effect.

          4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5. COSTS AND EXPENSES. The Borrower hereby affirms its obligations under Section 9.7 of the Credit Agreement to reimburse the Agent for all reasonable costs, internal charges and out-of-pocket expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                           [signature pages to follow]

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                     WHITE MOUNTAINS INSURANCE GROUP, INC.

                                     By:
                                        -------------------------------------

                                     Name:
                                          -----------------------------------

                                     Title:
                                           ----------------------------------

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                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     Individually and as Agent

                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------

                                     Address:  153 West 51st Street
                                               New York, NY 10019
                                               Attn: Samuel W. Bridges
                                                     First Vice President

                                     Fax No.:  (212) 373-1393
                                     Tel. No.: (212) 373-1142

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                                     FLEET NATIONAL BANK

                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------

                                     Address:  One Federal Street-MAOFD06H
                                               Boston, MA  02110-2010
                                               Attn:  David A. Bosselait
                                                      Vice President

                                     Fax No.:  (617) 346-5825
                                     Tel. No.: (617) 346-5823

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                                     FIRST UNION NATIONAL BANK

                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------

                                     Address:  1339 Chestnut Street, PA4819
                                               Philadelphia, PA 19101-4819
                                               Attn:  Joseph DiFrancesco

                                     Fax No.:  215-786-4114
                                     Tel. No.: 215-973-2944

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                                     DEUTSCHE BANK AG,
                                     New York and/or Cayman Islands Branch

                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------


                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------

                                     Address:  31 West 52nd Street
                                               New York, NY  10019
                                               Attn: George Korchowsky

                                     Fax No.:  212-469-8366
                                     Tel. No.: 212-469-8242

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                                     ABN AMRO BANK N.V.

                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------


                                     By:
                                        -------------------------------------

                                     Print Name:
                                                -----------------------------

                                     Title:
                                           ----------------------------------

                                     Address:  500 Park Avenue
                                               New York, NY  10022
                                               Attn:  Bruce Ballentine

                                     Fax No.:  212-446-4335
                                     Tel. No.: 212-446-4358